                                                                      EXHIBIT 24


                                                                  1998 Form 10-K

                           TRANSOCEAN OFFSHORE INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1998, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 4th day of February, 1999.


                                                           /s/ W. Dennis Heagney

                                                                  1998 Form 10-K

                           TRANSOCEAN OFFSHORE INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1998, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of February, 1999.


                                                           /s/ Richard D. Kinder

                                                                  1998 Form 10-K

                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1998, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of February, 1999.


                                                         /s/ Ronald L. Kuehn Jr.

                                                                  1998 Form 10-K

                           TRANSOCEAN OFFSHORE INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1998, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of February, 1999.


                                                           /s/ Robert J. Lanigan

                                                                  1998 Form 10-K

                           TRANSOCEAN OFFSHORE INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1998, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of February, 1999.



                                                          /s/ Fridtjof Lorentzen

                                                                  1998 Form 10-K

                           TRANSOCEAN OFFSHORE INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1998, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of February, 1999.


                                                               /s/ Max L. Lukens

                                                                  1998 Form 10-K

                           TRANSOCEAN OFFSHORE INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1998, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of February, 1999.



                                                          /s/ Martin B. McNamara

                                                                  1998 Form 10-K

                           TRANSOCEAN OFFSHORE INC.

                               Power of Attorney
                               -----------------


     WHEREAS, TRANSOCEAN OFFSHORE INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an annual report on Form 10-K for the fiscal year ended December 31, 1998, together with any and all exhibits and other instruments and documents necessary, advisable or appropriate in connection therewith (the "Form 10-K");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown and Barbara S. Koucouthakis, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of February, 1999.



                                                               /s/ Kristian Siem